May 23, 2002

                 SUPPLEMENT TO THE MAY 1, 2002 PROSPECTUSES FOR
                    PIONEER VARIABLE CONTRACTS TRUST OFFERING
                      PIONEER SMALL CAP VALUE VCT PORTFOLIO
                       PIONEER SMALL COMPANY VCT PORTFOLIO

The following replaces the section of the prospectus referenced below.


MANAGEMENT

PORTFOLIO MANAGER
Day-to-day management of the portfolio is the responsibility of a team of portfolio managers and analysts led by David M. Adams. The team manages other Pioneer mutual funds investing primarily in small cap securities. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Adams is a vice president of Pioneer. He joined Pioneer in 1994 and has been an investment professional since 1992. John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises Mr. Adams and his team. Mr. Carey joined Pioneer as an analyst in 1979.



















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                                        (c) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds